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                                                                    EXHIBIT 10.3

                          AMENDMENT TO PLEDGE AGREEMENT

         THIS AMENDMENT TO PLEDGE AGREEMENT (this "AMENDMENT") is made as of July 25, 2002 by and among Superior Consultant Holdings Corporation, a Delaware corporation ("LENDER") and George S. Huntzinger ("PLEDGOR").


                                    RECITALS:

         (A) Lender has previously advanced $305,540 under a promissory note made by Pledgor dated October 11, 2000 (the "OLD NOTE").

         (B) The Old Note is secured pursuant to a Pledge Agreement dated as of October 11, 2000 between Pledgor and Lender (the "PLEDGOR AGREEMENT").

         (C) Lender and Pledgor have amended and restated the Old Note pursuant to that certain Restated Promissory Note of even date herewith made by Pledgor in favor of Lender (the "NEW NOTE").

         (D) The parties hereto mutually desire to amend the Pledge Agreement to provide that the New Note is secured thereby.

         NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

         1. The Pledge Agreement is hereby amended to provide that the capitalized term "Note" shall hereafter refer to the New Note. It is further acknowledged and agreed that the original indebtedness evidenced by the Old Note is merely being continued under the New Note, that such indebtedness has always been secured by the Pledge Agreement since the moment it was first advanced by Lender to Pledgor.

         2. In case, any provision of this Amendment shall be invalid, illegal or unenforceable, to validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. All headings used herein are used for convenience only and shall not be used to construe or interpret this Amendment.

         3. Except as otherwise expressly modified hereby, the Pledge Agreement, shall remain in force unchanged and we hereby reaffirmed. This Amendment may be executed in separate counterparts, all of which taken together shall constitute the same Amendment.

         4. This Amendment shall be construed and enforced in accordance with, and governed by, the internal laws of the State of Delaware, excluding that body of law



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applicable to conflicts of law. This Amendment hereby restates, amends and supercedes any earlier executed or unexecuted drafts or versions hereof.



         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed in their name as of July 25, 2002.



                                       SUPERIOR CONSULTANT HOLDINGS CORPORATION


                                       By:       /s/  Richard D. Helppie
                                                 ----------------------------
                                       Name:     Richard D. Helppie, CEO




                                                 /s/  George S. Huntzinger
                                                 ----------------------------
                                                 George S. Huntzinger



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